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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      Annuity and Life Re (Holdings), Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)

                   Bermuda                               Not applicable.
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    State of Incorporation or Organization               (I.R.S. Employer
                                                         Identification no.)
    Victoria Hall, Victoria Street
    P.O. Box HM 1262
     Hamilton, HM FX, Bermuda
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    (Address of Principal Executive Offices)             (Zip Code)

    If this form relates to the             If this form relates to the
    registration of a class of              registration of a class of
    securities pursuant to Section          securities pursuant to Section
    12(b) of the Exchange Act and           12(g) of the Exchange Act and is
    is effective pursuant to General        effective pursuant to General
    Instruction  A.(c), please check        Instruction A.(d), please check
    the following box.                      the following box.
    / /                                     /x/




Securities Act registration statement file number to which this form relates:
No. 333-43301.


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                       Name of Each Exchange on Which
     to be so Registered                       Each Class is to be Registered
     -------------------                       ------------------------------

            None.
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----------------------------------          ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Shares, par value $1.00 per share.
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                                (Title of Class)



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                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


       The securities registered hereunder are the Common Shares of Annuity and Life Re (Holdings), Ltd. (the "Registrant"). A description of the Registrant's Common Shares is incorporated herein by reference to the description set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-43301), filed by the Registrant with the Securities and Exchange Commission on December 24, 1997 pursuant to the Securities Act of 1933, as amended (the "Registration Statement"). In addition, any form of prospectus filed by the Registrant pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.


ITEM 2.  EXHIBITS.


       The Registrant's Memorandum of Association, as amended, and Bye-Laws are incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registration Statement.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       ANNUITY AND LIFE RE (HOLDINGS), LTD.



                                       By: /s/  Lawrence S. Doyle
                                          -------------------------------------
                                          Lawrence S. Doyle
                                          President and Chief Executive Officer

Date:  January 15, 1997




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